                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [x]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement   [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))


    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         MINUTEMAN INTERNATIONAL INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                         MINUTEMAN INTERNATIONAL INC.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.



    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                                 Minuteman Logo

                         MINUTEMAN INTERNATIONAL, INC.
                            111 SOUTH ROHLWING ROAD
                               ADDISON, IL 60101
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------
                          TO BE HELD ON APRIL 25, 1997

Dear Shareholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Minuteman International, Inc., (the "Company"), an Illinois corporation, will be held on Friday, April 25, 1997, at 10:00 a.m., Central Daylight Savings Time, at Bank of America, 231 South LaSalle Street, Chicago, Illinois 60697 (Shareholders Meeting Room, Twenty First Floor) for the following purposes:

     1. To elect the five members of the Company's Board of Directors.

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year, 1997.

     3. To ratify the amendment to the Articles of Incorporation in regards to Director liability.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The close of business on March 1, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend this meeting, please sign, date and return the accompanying proxy in the enclosed self-addressed postage prepaid envelope. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Jerome E. Rau

Jerome E. Rau
President & Chief Executive Officer

                                            Addison, Illinois
                                            March 15, 1997

                         MINUTEMAN INTERNATIONAL, INC.
                            111 SOUTH ROHLWING ROAD
                            ADDISON, ILLINOIS 60101
                      ------------------------------------
                                PROXY STATEMENT
                      ------------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Minuteman International, Inc. (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of Minuteman International, Inc. at 10:00 A.M. Central Daylight Savings Time, to be held at Bank of America, 231 South LaSalle Street, Chicago, Illinois 60697 (Shareholders Meeting Room - Twenty First Floor) on Friday, April 25, 1997, and at any and all adjournments of such meeting. A Notice of Annual Meeting and form of proxy accompany this Proxy Statement.

INFORMATION CONCERNING SOLICITATION AND VOTING RIGHTS

     This Proxy Statement and a proxy card were mailed on or about March 15, 1997, to all holders of common stock, (the "Common Stock"), of the Company entitled to vote at the Annual Meeting. This Proxy Statement provides information relating to the business to be transacted at the Annual Meeting. Only shareholders of record at the close of business on March 1, 1997, are entitled notice of and to vote at the meeting. As of such date, there were 3,568,385 shares of common stock outstanding. Each share of Common Stock entitles the holder to one vote upon all matters to be acted upon at the meeting. The presence at the meeting, in person or by proxy, of a majority of such outstanding shares shall constitute a quorum.

     A PROXY CARD IS ENCLOSED FOR YOUR USE. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE PAID IF MAILED IN THE UNITED STATES.

     You have three choices of each matter to be voted on at the Annual Meeting. As to the election of directors, you may vote by checking the appropriate box on your proxy card: (i) to vote for all of the director nominees as a group; or
(ii) to withhold authority to vote for all director nominees as a group; or
(iii) to withhold authority to vote for any individual nominee by writing that nominee's name on the appropriate line. Concerning the other items, you may vote by checking the appropriate box: (i) to vote "FOR" the item, (ii) to vote "AGAINST" the item, or (iii) to "ABSTAIN" from voting on the item.

     You may revoke your proxy at any time before it is actually voted on at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and withdrawing the proxy. Each unrevoked proxy card properly executed and received prior to the close of the meeting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted "FOR" the election of all directors as nominated and "FOR" the other proposals set forth in this Proxy Statement.

     The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. In addition, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The Company will reimburse banks, brokerage firms and other custodians, nominees, and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the holders of Common Stock as of March 1, 1997, (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding Common Stock of the Company, (ii) by each director, and (iii) by all directors and officers as a group. Unless otherwise indicated, all shares are owned directly.

                                                                 AMOUNT & NATURE             PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)            OF BENEFICIAL OWNERSHIP         OF CLASS
          ---------------------------------------            -----------------------         --------
Hako-Werke International GmbH(2)                                    2,602,250                 72.93%
Jerome E. Rau                                                         253,250                  7.10%
Frederick W. Hohage                                                     2,500                   .07%
James C. Schrader, Jr.                                                  2,000                   .05%
Frank R. Reynolds                                                         100                   .01%
All Directors and Officers as a Group (10 persons)(3)               2,863,320                 80.24%

(1) Company address unless otherwise designated.

(2) Hako-Werke International GmbH is a wholly-owned subsidiary of Hako Werke, a German Corporation.

(3) The shares owned by Jerome E. Rau, Frederick W. Hohage, James C. Schrader, Jr., Frank R. Reynolds and the shares owned by Hako-Werke International GmbH, for which Tyll Necker, a director of the Company, serves as Chief Executive Officer are included in the information for directors and officers as a group.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

     Five (5) directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. All the nominees are currently members of the Board of Directors. Approval of any nominee requires the affirmative vote of a majority of the votes cast by the holder of the outstanding shares of common stock. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable.

                                                              DATE OF ELECTION TO THE
           NAME             AGE   POSITION WITH THE COMPANY     BOARD OF DIRECTORS
           ----             ---   -------------------------   -----------------------
Jerome E. Rau               64    President, Chief Executive  May, 1981
                                    Officer, and Director
Tyll Necker                 67    Director                    June, 1980
Frederick W. Hohage (a)     59    Director                    December, 1988
Frank R. Reynolds (a)       60    Director                    April, 1982
James C. Schrader, Jr. (a)  44    Director                    December, 1988
(a) Denotes member of the Audit Committee

BUSINESS BIOGRAPHIES OF NOMINEES

     Jerome E. Rau has been President, Chief Executive Officer and a director of the Company since May, 1981. Mr. Rau previously was Vice President of Advance Machine Company, a Minnesota based competitor of the Company, similarly engaged in the manufacture and distribution of industrial cleaning equipment. He spent fifteen years in the employ of that company.

     Tyll Necker is and has been, for well over twenty years, Chief Executive Officer of Hako-Werke International GmbH, a German Company engaged in the manufacture and distribution of industrial cleaning equipment. Mr. Necker has served as a director of the Company since June, 1980. He is a director for I.B.M., Deutschland.

     Frederick W. Hohage has been a director of the Company since December of 1988. He has been President and a director of The Robert Bosch Corporation, Sales Group, a company headquartered in Broadview, Illinois and engaged in the manufacture and distribution of automotive parts since 1980.

     Frank R. Reynolds has been a director of the Company since April, 1982, and has served as general counsel to the Company since January, 1975. Mr. Reynolds is an attorney at law and principal of the law firm of Reynolds & Reynolds, Ltd., Chicago, Illinois.

     James C. Schrader, Jr. has been President of Precision Enterprises, Ltd., a foundry and machine company based in Warrenville, Illinois, since 1976. Mr. Schrader has served as a director of the Company since December, 1988.

     Jerome E. Rau has two sons Gregory J. Rau and Michael A. Rau who are employed by the Company. There is no other family relationship between any director and any other director or nominee for director or executive officer of the Company. No other nominee or director is a director for any other United States publicly held company.

     All directors will be elected to serve until the next annual meeting of shareholders to be held in 1998. Vacancies on the Board of Directors occurring between annual meetings may be filled by a majority of the remaining directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings during the fiscal year ended December 31, 1996. Each director attended all meetings of which he was a member in person or by teleconference.

     The Board of Directors has an Audit Committee comprised of Frederick W. Hohage, Frank R. Reynolds and James C. Schrader, Jr. The Audit Committee provides assistance to the Board of Directors in discharging its responsibilities in connection with the financial accounting practices of the Company and the internal controls related thereto, and represents the Board of Directors in connection with the services rendered by the Company's independent auditors. The Audit Committee met two times during 1996. The Board of Directors has a Compensation Committee comprised of Jerome E. Rau, Frederick W. Hohage, Frank R. Reynolds and James C. Schrader, Jr. The Compensation Committee seeks to align compensation with business strategy, Company value, management initiatives and Company performance.

     Each of the directors receives a $4,000 yearly retainer for services to the Board. In addition, each director receives $800 for each Board meeting attended. In the event a meeting is conducted entirely by teleconference, no fee is paid for attendance at that meeting.

EXECUTIVE OFFICERS

     The following tables set forth certain information with respect to the Executive Officers of the Company and individuals making significant contributions to the business of the Company (the business biography for Jerome
E. Rau is set forth above):

     NAME        AGE                TITLE
     ----        ---                -----
Jerome E. Rau     64  President, Chief Executive Officer
                        and Director
Gary E. Palmer    48  Vice President of Engineering
Gregory J. Rau    37  Vice President of Sales
Michael A. Rau    36  Vice President, Multi-Clean
                        Division
Thomas J. Nolan   42  Chief Financial Officer, Secretary
                        and Treasurer
Michael           63  President and General Manager
  Gravelle              Minuteman Canada, Inc.

     Gary E. Palmer has been with the Company since March, 1983, when he was hired as Director of Engineering. He has been Vice President of Engineering since March, 1989.

     Gregory J. Rau has been Vice President of Sales since March, 1989. Mr. Rau started with the Company as a Division Manager in 1983 and was promoted to Senior Division Manager in 1984 and Field Sales manager in 1986.

     Michael A. Rau has been Vice President of the Multi-Clean Division since July 1996. Mr. Rau was hired as a Special Products Manager in 1984 and was promoted to General Manager in 1992.

     Thomas J. Nolan was elected Vice President of Finance, Chief Financial Officer and Treasurer of the Company in August, 1989, and Secretary in 1991. From 1984 though August, 1989, he was Director of Finance with Everco Industries, a Skokie, Illinois manufacturer and distributor of automotive replacement parts.

     Michael Gravelle has been President and General Manager of Minuteman Canada, Inc., a subsidiary of the Company, since 1984.

     The officers of the Company are elected annually by the Board of Directors after the Annual Meeting of Shareholders is held. Each officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation policy is administered by the Compensation Committee. This policy is designed to attract, develop, reward and retain highly qualified and productive individuals; to relate compensation to both Company and individual performance; and to ensure compensation levels are externally competitive and internally equitable. In its annual review of executive officers' compensation, the Compensation Committee considers significant the recommendation from the President and Chief Executive Officer regarding compensation levels for executive officers. Other considerations include the individual's level and scope of responsibility, experience, and subjective evaluation of overall Company performance, individual performance, internal equity as well as pay practices of other companies.

EXECUTIVE MANAGEMENT COMPENSATION

     The following table sets forth all cash compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 1996, 1995 and 1994 paid to each executive officer whose cash compensation exceeded $100,000:

        NAME/TITLE          YEAR   SALARY   BONUS (a)  OTHER (b)
        ----------          ----   ------   ---------  ---------
Jerome E. Rau               1996  $115,000   $223,000    $26,000
President and               1995   100,000    201,000     23,000
Chief Executive Officer     1994   100,000    203,000     24,000

Gary E. Palmer              1996  $110,000   $ 10,000    $ 7,000
Vice President of           1995   107,000     11,000      8,000
Engineering                 1994   100,000     11,000      7,000

Gregory J. Rau              1996  $117,000   $ 11,000    $ 6,000
Vice President of           1995   110,000     11,000      7,000
Sales                       1994   102,000     11,000      6,000

Michael A. Rau              1996  $ 99,000   $ 10,000    $ 6,000
Vice President              1995    92,000     10,000      7,000
Multi-Clean Division        1994    85,000     10,000      6,000

Thomas J. Nolan             1996  $117,000   $ 11,000    $ 7,000
Chief Financial Officer,    1995   110,000     11,000      8,000
Secretary and Treasurer     1994   102,000     11,000      7,000

(a) Includes compensation amounts payable in 1997 for services performed in 1996.

(b) Includes director fees, amounts contributed by the Company to Employee Savings Plan, and perquisites including use of corporate automobile and Country Club membership.

     The Company has entered into an Employment Agreement with Jerome E. Rau, President and Chief Executive Officer of the Company. Mr Rau's compensation package is designed to encourage short and long term performance in line with the interest of our shareholders. Under this Agreement, Mr. Rau will receive an annual salary plus a percentage of consolidated net sales and consolidated income before taxes of the Company. The terms of the Agreement further provide for reimbursement of expenses, insurance benefits, vacations and deferred compensation following termination from the Company. The Agreement is automatically extended on each anniversary date unless the Company gives written notice of the non-extension twelve months prior to the anniversary date. In the event the Company terminates the Agreement, Mr. Rau will be paid his salary for the balance of the term, and the additional compensation based upon net sales and profits reduced by 25%. Mr. Rau is restricted from competing with the Company in the United States and Canada for six months in the event the Company terminates the Agreement, or for twelve months if Mr. Rau terminates the Agreement.

     The Company has entered into employment agreements with all other current executive officers. Under these agreements, each executive officer is entitled to salary, discretionary bonus to be determined by the Compensation Committee of the Company, reimbursement of expenses, insurance benefits, Employee Savings Plan benefits, vacations and, in the event of termination by the Company, deferred compensation in the amount of 75% of the employee's salary and the above benefits for the remainder of the term. The agreements are automatically extended on each anniversary date unless the Company gives written notice of the non-extension twelve months prior to the anniversary date.

     In addition, the Company and Michael Gravelle are parties to an Employment Agreement under which Mr. Gravelle receives a salary plus commissions on net sales, and a bonus dependent upon net profits of Minuteman Canada, Inc. The terms provide for reimbursement of expenses, insurance, vacations, benefits and, in the event of termination, deferred compensation in the amount of salary for the remainder of the term, and the additional compensation based upon net sales and profits reduced by 25%. The Agreement is automatically extended on each anniversary date unless the Company gives written notice of the non-extension twelve months prior to the anniversary date.

BOARD OF DIRECTOR INTERLOCKS, INSIDER PARTICIPATION AND RELATED TRANSACTIONS

     Tyll Necker, as previously disclosed, is Chief Executive Officer of Hako-Werke International. The following transactions are between the Company and Companies under his control:

          By agreement dated March 1, 1994 with Hako-Werke, the Company agreed to discontinue the use of the "Hako" trademark on any products intended for sale in any country. It was further agreed that the Company and Hako-Werke would be free to market and distribute each of their products throughout the world, however, Hako-Werke would not export products bearing the trademark "Hako" into North America before April 30, 1996.

          The Company purchases various industrial sweepers and automatic scrubbers, and replacement parts from Hako-Werke. The Company's purchases from Hako-Werke during 1996 were $198,000.

          The Company sells equipment and parts to Hako-Werke and its affiliated companies. Sales in 1996 to those companies were $1,807,000 representing 3.7% of the Company's consolidated net sales. The Company intends to continue to sell its products to Hako-Werke and its affiliated foreign companies.

          Amounts due to Hako-Werke, and its affiliated companies which relate to these purchases, are due ninety days from shipping date. From time to time the Company and Hako-Werke exchange technologies and make appropriate charges, to each party, the amounts of which were not material during 1996.

     Frank Reynolds, as previously disclosed, is a principal in the law firm of Reynolds and Reynolds, Ltd., and has served as legal counsel for the Company since 1975. It is anticipated that he will perform these services in 1997 as well. During the year ended December 31, 1996, the Company paid $66,000 in legal fees to his firm.

     During the fiscal year 1996, there have been no transactions between the Company and any executive officer, director or 5% beneficial owner of the Company's Common Stock, in which one of the foregoing individuals had an interest of more than $100,000 except the transactions identified above.

     The Company believes the transactions between the Company and its officers, directors and shareholders and their affiliates, have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

     Below is a performance graph comparing the cumulative five year shareholder return of the Company's stock with a performance indicator of the NASDAQ Stock Market and a peer group index:

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                         MINUTEMAN INTERNATIONAL, INC.

Prepared by the Center for Research in Security Prices
Produced on 02/10/97 including data to 12/31/96


                                 [LINE GRAPH]



                                                              LEGEND

CRSP Total Returns Index for:        12/31/91  12/31/92  12/31/93  12/30/94  12/29/95  12/31/96
-----------------------------        --------  --------  --------  --------  --------  --------
Minuteman International, Inc.        100.0       93.3     154.3     155.2     142.4     144.8
Nasdaq Stock Market (US Companies)   100.0      116.4     133.6     130.6     184.7     227.2
NASDAQ Stocks (SIC 3600-3699 US +
  Foreign)                           100.0      142.3     198.8     215.6     337.5     503.1
Electronic & electrical equip &
compnts, exc computer equip

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.  The index level for all series was set to $100.0 on 12/31/91.


EMPLOYEES SAVINGS PLAN

     In April, 1988, the Company's shareholders approved the Minuteman International, Inc. Employee Savings Plan ("Employee Savings Plan") which implements an employee systematic savings program allowing employees to shelter earned income on a tax deferred basis, and providing that the Company make matching contributions for the benefit of its employees. The Principal Financial Group administers the Employee Savings Plan through a single trust for the benefit of all employees.

     Any employee of the Company, having completed one year of service, is eligible to participate in the Employee Saving Plan. A participating employee may elect to contribute, to the trust, between 1% and 15% of his earnings in any plan year, which amount is allocated to his individual employee account. The Company makes matching contributions to the plan's individual employee accounts in an amount equal to 50% of each participant's yearly contribution, but in no event to exceed the sum of $650 per year. The Company may also elect to contribute additional sums equal to a percentage of the Company's gross profits, as determined by the Board of Directors. In total, the Company contributed $237,000 to the Employee Savings Plan for 1996.

     In the event employment terminates through retirement, disability or death, the participant or his designated beneficiary is entitled to receive 100% of the value of such participant's account attributable to the employee and the Company's contributions to the Employee Savings Plan. If employment is terminated for any other reason, the participant will receive 100% of the value of his account attributable to his contributions and an increasing percentage of the value of his account attributable to the Company's contributions, depending upon the participant's years of service. Participating employees rights to employer contributions are vested 20% each year between three and seven years of service to the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE ABOVE NAMED NOMINEES TO THE BOARD OF DIRECTORS.

                                  PROPOSAL TWO
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 1997, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Neither Ernst & Young LLP, nor any of its members have ever been connected with the Company as promoter, underwriter, voting trustee, director, officer or employee. It is anticipated that a representative of Ernst & Young LLP will be present at the meeting with the opportunity to make a statement, if he so desires, and to respond to any appropriate questions shareholders may have.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                 PROPOSAL THREE
                     AMENDMENT TO ARTICLES OF INCORPORATION

     To encourage all Directors to freely conduct the corporation's business in accordance with the Company's best interests without fear of exposed liability, the Illinois Business Corporation Act, 8.05 ILCS 5/2.10, authorizes the Articles of Incorporation to be amended to include the following:

     Effective as of the date of this amendment, Directors of Minuteman International, Inc. shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director. However, a Director shall remain personally liable in cases of breach of loyalty to the company or its shareholders, acts or omissions not in good faith or that involve misconduct or a knowing violation of laws, as stated in Section 8.65 of the Illinois Business Corporation Act, or any transaction from which the Director receives improper personal benefit.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                           ANNUAL REPORT ON FORM 10-K

     Upon sending a written request to Minuteman International, Inc., 111 South Rohlwing Road, Addison, Illinois 60101, shareholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year-ended December 31, 1996, filed with the Securities and Exchange Commission.

                             SHAREHOLDER PROPOSALS

     The Company currently anticipates the Annual Meeting of Shareholders in 1998 to be held prior to May 31, 1998. Accordingly, any shareholder desiring to submit a proposal for consideration at the next Annual Meeting of Shareholders should transmit such proposal to the Officers of the Company on or before November 15, 1997, for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

                                 OTHER MATTERS

     The Company knows of no matters which are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

By Order of the Board of Directors

J.E. Rau
Jerome E. Rau
President and Chief Executive Officer

                                            March 15, 1997

MINUTEMAN INTERNATIONAL, INC./PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 25, 1997.

The undersigned hereby appoints Jerome E. Rau, Tyll Necker, Frederick W. Hohage, Frank R. Reynolds, and James C. Schrader, Jr. each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all Common Stock of Minuteman International, Inc., standing in the undersigned's name, at the Annual Meeting of Shareholders of said Corporation to be held at Bank of America, N.A., 231 South LaSalle Street, Chicago, Illinois 60697 (Shareholders Meeting Room - Twenty First Floor) on April 25, 1997, at 10:00 a.m., Central Standard Time, upon those matters as described in the Proxy Statement for the Meeting and such other matters as may properly come before such meeting or any adjournments thereof.

Your vote for five directors may be indicated on the reverse side. Jerome E. Rau, Tyll Necker, Frederick W. Hohage, Frank R. Reynolds, and James C. Schrader, Jr. have been nominated for election as Directors.

(Continued and to be signed on reverse side)



                           - FOLD AND DETACH HERE -


                        MINUTEMAN INTERNATIONAL, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                            FRIDAY, APRIL 25, 1997
                                10:00 A.M. CST
                                   HELD AT
                            BANK OF AMERICA, N.A.
                           231 SOUTH LASALLE STREET
                           CHICAGO, ILLINOIS 60697
               (SHAREHOLDERS MEETING ROOM - TWENTY FIRST FLOOR)

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
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE       Please mark /X/
UNDERSIGNED STOCKHOLDER.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED        your vote
FOR PROPOSALS 1 AND 2.  PLEASE MARK BOX / / OR /X/.                                   as indicated
                                                                                      in this example.





                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

1.  Election of Directors:  (duly nominated and named on the reverse side of this proxy)

FOR ALL NOMINEES    AUTHORITY    (INSTRUCTION:  To withhold authority to vote for any individual nominee listed, write that
(EXCEPT AS LISTED   WITHHELD     nominee's name here:
TO THE CONTRARY     FOR ALL

     /  /            /  /        ____________________________________________________________________________________________


2.  Appointment of Ernst & Young LLP   3.  Amendment to the Articles of Incorporation     4.  In their discretion, on other matters
    Independent Auditors                   in regards to Director Liability                   which properly come before the meeting
                                                                                              or any postponement or adjournment
                                                                                              thereof.

    FOR     AGAINST   ABSTAIN              FOR     AGAINST       ABSTAIN
    / /      / /       / /                 / /       / /          / /
                                                                                       You are urged to date, sign and return
                                                                                       promptly this proxy in the envelope
                                                                                       provided.  It is important for you to
                                                                                       be represented at the Meeting.  The
                                                                                       execution of this proxy will not
                                                                                       affect your right to vote in person if
                                                                                       you are present at the Meeting and wish to
                                                                                       so vote.


                                                                                       Dated:______________________________, 1997

                                                                                       _________________________________________
                                                                                                       Signature
                                                                                       _________________________________________
                                                                                              Signature if held jointly

                                                                                      IMPORTANT:  PLEASE SIGN YOUR NAME EXACTLY
                                                                                      AS IT APPEARS HEREON.  IF ACTING AS ATTORNEY,
                                                                                      EXECUTOR, TRUSTEE, OR IN SOME OTHER
                                                                                      REPRESENTATIVE CAPACITY, OR AS OFFICER OF A
                                                                                      CORPORATION, PLEASE INDICATE YOUR CAPACITY OR
                                                                                      FULL TITLE.  FOR JOINT ACCOUNTS,  ALL
                                                                                      TENANTS SHOULD SIGN.

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                                                     - FOLD AND DETACH HERE -
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